PRESIDENT'S MESSAGE

Dear Investor:

I am pleased to present the Semi-Annual Report to Stockholders for Liberty Term Trust, Inc. -- 1999 for the six-month period from January 1, 1997, through June 30, 1997. The Report begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of its investments and the financial statements.

Liberty Term Trust, Inc. -- 1999 is a closed-end mutual fund that pursues high monthly income and seeks to return the principal of your shares in the year 1999. At the end of the reporting period, 47.4% of the fund's net assets consisted of U.S. government agency obligations. The remainder of the portfolio was invested in mutual funds, long-term municipal obligations, a collateralized mortgage obligation and a repurchase agreement.

Over the period, the fund paid dividends totaling $0.22 per share. At the end of the period, total assets stood at $37.8 million, while the fund's net asset value per share was $8.58.

Shares are actively traded on the New York Stock Exchange under the symbol LTT, and can be purchased through your investment representative. Thank you for your confidence in Liberty Term Trust, Inc. -- 1999. Your comments or suggestions are always welcome.

Sincerely,
[Graphic]

Richard B. Fisher

President

August 15, 1997

INVESTMENT REVIEW

During the first half of 1997, the U.S. Treasury market presented a challenging time for U.S. bond investors. Initially, interest rates increased in the first quarter by 50 basis points only to reverse course in the second quarter. The change in the market's tone was fueled by data showing an economy that was moderating following a strong first quarter. This was caused by very strong consumer spending which rose by 6.4%, the fastest pace in nine years. The Federal Reserve cited the strength in demand as the reason for raising interest rates. As the second quarter unfolded, there were signs that demand had slowed. Retail sales had declined for the three consecutive months ending in May, consumer credit shrunk, and inflation was dormant. The lack of corporate pricing power continues to constrain inflation. Competitive pressures, which are now global in nature, are responsible for limiting the ability of many companies to raise prices. Manufacturing capacity has been expanding at the fastest pace in 28 years, thereby preventing bottlenecks from developing in the industrial sector. Since capital spending remains healthy, capacity should continue to grow strongly, further dampening inflationary pressures. Despite earlier expectations for an increase in interest rates at the May 20 Federal Open Market Committee meeting, the Federal Reserve chose to leave the federal funds rate unchanged.

Throughout this time period, the performance in the mortgage market was stellar. This was caused by limited new mortgage origination, benign prepayment activity, investors' desire for incremental yield, and tight corporate spreads.

During this semi-annual reporting period, the fund continued to overweight mortgage-backed securities and the share repurchase program. During the six-month period, the fund repurchased 505,600 of its shares, 9.0% of those originally issued. The fund intends to continue repurchasing shares offered at a discount to net asset value as a means of increasing shareholder value. The fund has received exemptive relief from the Securities and Exchange Commission to purchase other closed-end investment companies (target term trusts). Transaction activity included purchases of these target term trusts with comparable investment objectives, which were selling at 7- 8 percent discounts to net asset value. The fund plans to continue this strategy if market conditions warrant.

Given the events in the bond market over the last several years, the fund's net asset value has not returned to the highs of 1993. A combination of unprecedented mortgage prepayments in 1993 and a severe bear market in fixed income securities in 1994 caused the fund and other term trusts investing in mortgage-backed securities to realize significant losses. Therefore, it will be difficult for the fund to meet the portion of its investment objective relating to returning at least $10.00 per share by December 31, 1999. The fund's investment adviser will continue to review the fund's investment policies and limitations and may recommend further changes that, in the adviser's opinion, could enhance the fund's ability to offset its current realized losses.

An Annual Meeting of the Stockholders of Liberty Term Trust, Inc. -- 1999 was held on May 16, 1997. On March 19, 1997, the record date for stockholders voting at the meeting, there were 4,774,818 total outstanding shares. The following items were considered by the stockholders and the results of their voting were as follows:

                                                                           WITHHELD
                                                                           AUTHORITY

 AGENDA ITEM                           FOR      AGAINST     ABSTAIN         TO VOTE

 1.Election of Class I
   Directors*

   John T. Conroy, Jr.              3,955,495         0          0          68,272
   Peter E. Madden                  3,954,095         0          0          69,672
   Wesley W. Posvar                 3,952,337         0          0          71,429
   Marjorie P. Smuts                3,955,595         0          0          68,172

2.To ratify the selection by the Board of Directors of the firm of Ernst & Young LLP as Independent Auditors for the fund.

                                    3,973,765       9,310      40,691          0


* The following Directors of the fund continued their terms as Directors of the fund: John F. Donahue, Thomas G. Bigley, William J. Copeland, J. Christopher Donahue, James E. Dowd, Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., Gregor F. Meyer and John E. Murray, Jr.

LIBERTY TERM TRUST, INC. -- 1999

PORTFOLIO OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)


 PRINCIPAL

  AMOUNT                                                                               CREDIT
 OR SHARES                                                                             RATING*          VALUE

 LONG-TERM MUNICIPAL OBLIGATIONS -- 12.8%
                      PENNSYLVANIA -- 3.3%

 $1,400,000           Allegheny County, PA, Sanitary Authority Sewer
                      Revenue Bonds, Series A, 12/1/1999                               AAA/Aaa         $ 1,262,758
                      TEXAS -- 2.8%

 1,145,000            Austin, TX, Capital Appreciation Refunding

                      & Improvement LT GO Bonds (FGIC Insured), 9/1/1999               AAA/Aaa           1,042,617
                      UTAH -- 6.7%

 2,770,000            Utah Associated Municipal Power Systems Revenue
                      Bonds, (Hunter Project)/(AMBAC Insured), 7/1/1999                AAA/Aaa           2,539,758

                       TOTAL LONG-TERM MUNICIPAL OBLIGATIONS

                       (IDENTIFIED COST $4,592,235)                                                      4,845,133
 MUTUAL FUND ISSUES -- 34.4%

   300,000            Hyperion 1999 Term Trust, Inc.                                      --             1,987,500
 1,000,000            Income Opportunities Fund 1999, Inc.                                --             9,125,000
   205,000            Income Opportunities Fund 2000, Inc.                                --             1,883,438
                       TOTAL MUTUAL FUND ISSUES (IDENTIFIED COST $12,868,480)                           12,995,938
 U.S. GOVERNMENT OBLIGATIONS -- 47.4%

                      FEDERAL HOME LOAN MORTGAGE CORP. REMIC -- 7.8%

 3,000,000            5.850%, Series 1492-D, 5/15/2017 (Interest Only)                    --             2,961,270
                      FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 5.4%
 2,128,525            5.00%, 8/1/2001                                                     --             2,034,742
                      FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC -- 30.0%
  5,937,238           6.03%, Series 1996-43A, 10/25/2003 (Principal Only)                 --             4,618,910
  5,800,000           6.25%, Series 1996-69PD, 12/18/2019 (Interest Only)                 --             5,744,204
  2,250,000           6.50%, Series 1997-9H, 3/25/2027 (Interest Only)                    --               976,297
                       Total                                                                            11,339,411


 LIBERTY TERM TRUST, INC. -- 1999


 PRINCIPAL

  AMOUNT                                                                                CREDIT
 OR SHARES                                                                             RATING*           VALUE

 U.S. GOVERNMENT OBLIGATIONS -- CONTINUED
                      U.S. TREASURY BILLS -- 2.2%

 $685,000             (c)5.33%, 6/25/1998                                             -- $                 648,599
  200,000             (c)5.625%, 4/2/1998                                             --                   192,026
                       Total                                                                               840,625
                      U.S. TREASURY NOTES -- 2.0%
  770,000             5.875%, 11/15/1999                                                  --               765,464
                       TOTAL U.S. GOVERNMENT OBLIGATIONS
                       (IDENTIFIED COST $18,234,170)                                                    17,941,513
 COLLATERALIZED MORTGAGE OBLIGATION -- 4.8%

23,000,000            First Union/Lehman Brothers Commercial Mortgage Trust,
                      Series 1997-C1, 1.2653% (interest only), 4/18/2027               AAA/Aaa           1,822,980
                       TOTAL COLLATERALIZED MORTGAGE OBLIGATION

                       (IDENTIFIED COST $1,823,416)                                                      1,822,980
 (A)REPURCHASE AGREEMENT -- 0.6%

   230,000            BT Securities Corporation, 6.00%, dated 6/30/1997,
                      due 7/1/1997 (AT AMORTIZED COST)                                    --               230,000
                       TOTAL INVESTMENTS (IDENTIFIED COST $37,748,301)(B)                              $37,835,564

(a) The repurchase agreement is fully collateralized by U.S.
    government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(b) The cost of investments for federal tax purposes amounts to $37,748,301. The net unrealized appreciation of investments on a federal tax basis amounts to $87,263 which is comprised of $240,782 appreciation and $153,519 depreciation at June 30, 1997.

(c) Represents rate of discount at the time of purchase.

* Please refer to the Appendix of the Statement of Additional
  Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets
      ($37,830,337) at June 30, 1997.

The following acronyms are used throughout this portfolio:

AMBAC -- American Municipal Bond Assurance Corporation

FGIC -- Financial Guaranty Insurance Company

GO -- General Obligation

LT -- Limited Tax

REMIC -- Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)

LIBERTY TERM TRUST, INC. -- 1999
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1997 (UNAUDITED)



 ASSETS:

 Total investments in securities, at value (identified and tax cost $37,748,301)                  $   37,835,564
 Cash                                                                                                      5,656
 Income receivable                                                                                       246,656
    Total assets                                                                                      38,087,876

 LIABILITIES:

 Payable for investments purchased                                                     $   85,874
 Income distribution payable                                                              154,260
 Accrued expenses                                                                          17,405
    Total liabilities                                                                                    257,539
 NET ASSETS for 4,407,418 shares outstanding                                                      $   37,830,337
 NET ASSETS CONSIST OF:

 Paid in capital                                                                                  $   44,425,394
 Net unrealized appreciation of investments                                                               87,263
 Accumulated net realized loss on investments and futures contracts                                  (6,894,542)
 Undistributed net investment income                                                                     212,222
    Total Net Assets                                                                              $   37,830,337
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $37,830,337 / 4,407,418 shares outstanding                                                                $8.58

(See Notes which are an integral part of the Financial Statements)

LIBERTY TERM TRUST, INC. -- 1999
STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)


 INVESTMENT INCOME:
 Dividends                                                                                           $   194,402
 Interest (net of dollar roll expense of $34,536)                                                      1,064,227
    Total income                                                                                       1,258,629
 EXPENSES:
 Investment advisory fee                                                               $ 88,889
 Administrative personnel and services fee                                               61,987
 Custodian fees                                                                           2,241
 Transfer and dividend disbursing agent fees and expenses                                 7,163
 Directors'/Trustees' fees                                                                4,706
 Auditing fees                                                                            8,960
 Legal fees                                                                              12,687
 Portfolio accounting fees                                                               24,965
 Printing and postage                                                                     7,512
 Insurance premiums                                                                       1,448
 Taxes                                                                                    4,172
 Miscellaneous                                                                           10,675
    Total expenses                                                                      235,405
 Waiver of investment advisory fee                                                     (58,202)

    Net expenses                                                                                         177,203
        Net investment income                                                                          1,081,426

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

 Net realized gain on investments                                                                        306,189
 Net change in unrealized appreciation of investments                                                   (405,434)

    Net realized and unrealized loss on investments                                                      (99,245)
        Change in net assets resulting from operations                                                 $ 982,181

(See Notes which are an integral part of the Financial Statements)

LIBERTY TERM TRUST, INC. -- 1999
STATEMENT OF CHANGES IN NET ASSETS


                                                                       SIX MONTHS
                                                                          ENDED        YEAR ENDED

                                                                       (UNAUDITED)    DECEMBER 31,
                                                                      JUNE 30, 1997       1996

 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS --

 Net investment income                                                 $  1,081,426     $ 2,491,906
 Net realized gain (loss) on investments
 ($306,189 and $284,843 net gains, respectively, as computed
 for federal tax purposes)                                                  306,189        (200,620)
 Net change in unrealized appreciation/depreciation of
 investments and futures contracts                                         (405,434)       (656,479)
   Change in net assets resulting from operations                           982,181       1,634,807
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income                                (1,036,621)     (2,181,152)
 SHARE TRANSACTIONS --

 Cost of shares reacquired from shareholders                             (4,072,036)     (4,854,014)
   Change in net assets resulting from share transactions                (4,072,036)     (4,854,014)
    Change in net assets                                                 (4,126,476)     (5,400,359)
 NET ASSETS:
 Beginning of period                                                     41,956,813      47,357,172
 End of period (including undistributed net investment income

 of $212,222 and $167,417, respectively)                               $ 37,830,337    $ 41,956,813

(See Notes which are an integral part of the Financial Statements)

LIBERTY TERM TRUST, INC. -- 1999
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                    SIX MONTHS

                                       ENDED
                                    (UNAUDITED)

                                     JUNE 30,                        YEAR ENDED DECEMBER 31,
                                       1997        1996       1995      1994          1993         1992(A)
 NET ASSET VALUE, BEGINNING
 OF PERIOD                              $ 8.54     $ 8.56    $ 7.97    $ 9.10         $ 9.09      $  9.50
INCOME FROM INVESTMENT OPERATIONS

  Net investment income                   0.23       0.48      0.50      0.66           0.78         0.60
  Net realized and unrealized
  gain (loss) on investments and
  futures contracts                       0.03      (0.08)     0.53     (1.19)         (0.02)       (0.42)
  Total from investment                   0.26       0.40      1.03     (0.53)          0.76         0.18
  operations
 LESS DISTRIBUTIONS

  Distributions from net

  investment income                      (0.22)     (0.42)    (0.44)    (0.60)         (0.75)       (0.59)
 NET ASSET VALUE, END OF PERIOD         $ 8.58     $ 8.54    $ 8.56     $7.97         $ 9.10       $ 9.09
 MARKET VALUE, PER SHARE

 END OF PERIOD                          $ 8.13      $7.88    $ 7.38     $7.13          $8.63       $10.25
 TOTAL INVESTMENT RETURNS(B)
  Based on net asset value per            3.07%      4.78%    12.92%    (6.20%)         8.73%        1.75%
  share

  Based on market value per share         5.85%     12.14%     9.68%   (10.43%)        (8.49%)       8.90%
 RATIOS TO AVERAGE NET ASSETS

  Expenses                                0.90%*     0.90%     0.90%     0.90%          0.90%        0.90%*
  Net investment income                   5.52%*     5.60%     6.07%     7.83%          8.46%        8.65%*
  Expense waiver/reimbursement(c)         0.29%*     0.29%     0.25%     0.24%          0.40%        0.18%*
 SUPPLEMENTAL DATA
  Net assets, end of period

  (000 omitted)                        $37,830    $41,957   $47,357   $44,851        $51,175      $51,132
  Average commission rate paid(d)      $0.0500    $0.0500        --         --             --           --
  Portfolio turnover                       140%       252%      238%      393%           402%         164%

* Computed on an annualized basis.

(a) Reflects operations for the period from April 4, 1992 (date of initial public investment) to December 31, 1992.

(b) Total return based on market value per share is calculated using purchase of common stock at the current market price on the first day and sale at the current market price as of the last day of the period, and reinvestment of all dividends and distributions at prices that were obtained by the fund's dividend reinvestment plan. Total return based on net asset value per share is calculated using purchase of common stock at the current net asset value on the first day and a sale at the net asset value as of the last day of the period, and reinvestment of all dividends and distributions at prices that were obtained by the fund's dividend reinvestment plan.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

LIBERTY TERM TRUST, INC. -- 1999
NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

1. ORGANIZATION

Liberty Term Trust, Inc. -- 1999 (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, closed-end management investment company. The investment objective of the Fund is to pursue high monthly income and seeks to return full value of the principal of the shares in the year 1999.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Investments in closed-end investment companies are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

LIBERTY TERM TRUST, INC. -- 1999

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At December 31, 1996, the Fund, for federal tax purposes, had a capital loss carryforward of $6,701,763, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:


EXPIRATION YEAR EXPIRATION AMOUNT

2000  $ 686,616

2002  $ 5,022,908

2003  $ 992,239

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FUTURES CONTRACTS -- The Fund purchases U.S. government securities futures contracts to hedge fluctuations in the market value of certain portfolio securities. Upon entering into U.S. government securities futures contracts with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the six months ended June 30, 1997, the Fund had realized gains on future contracts of $177,217. At June 30, 1997, the Fund had no outstanding futures contracts.

DOLLAR ROLL TRANSACTIONS -- The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At December 31, 1996, there were 1,000,000,000 shares of $0.001 par value capital stock authorized.


                                                     SIX MONTHS                                       YEAR ENDED
                                                        ENDED                                         DECEMBER 31,

                                                    JUNE 30, 1997                 1996                     1995
 Shares Reacquired                                     505,600                  621,800                   90,200
 Average Price Per Share                                 $8.05                    $7.81                    $7.49
 Weighted Average Discount                                5.98%                    8.71%                   12.36%

As of June 30, 1997, the Fund has reacquired a total of 1,217,600 shares of capital stock.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.45% of the Fund's average weekly net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Kathleen M. Foody-Malus has been the Fund's portfolio manager since June 1994. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the investment adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Susan M. Nason has been the Fund's portfolio manager since June 1994. Ms. Nason joined Federated Investors in 1987 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Nason served as an Assistant Vice President of the investment analyst. Ms. Nason is a Chartered Financial Analyst and received her M.B.A. in Industrial Administration from Carnegie Mellon University.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 1997, the Fund did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL -- Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities for the period ended June 30, 1997, were as follows:

PURCHASES $56,716,790

SALES $ 69,587,976

6. DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder may elect to have all dividends (including capital gains distributions) automatically reinvested by State Street Bank and Trust Company, as agent for stockholders (the "Plan Agent"), in additional Shares of Common Stock ("Shares") of the Fund. A stockholder who does not elect to participate in the Plan will receive all such amounts in cash paid by check mailed directly to the stockholder of record (or if the Shares are held in street or nominee name, then to the nominee) by the Plan Agent. Stockholders whose Shares are registered in their own names may elect to participate in the Plan by sending written instructions to the Plan Agent at the address set forth below. Stockholders whose Shares are held of record by brokers, nominees or otherwise in "street name" should contact such brokers or nominees and request that they make arrangements to participate in the Plan on such stockholders' behalf. Upon transferring your Shares between or among brokers or nominees, please note that these transferees may be unable to participate in the Plan. If your brokerage firm, bank or other nominee is unable to participate in the Plan, you may request your nominee to re-register the Shares in your own name so that you may take advantage of the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends"), non-participants in the Plan will receive cash and participants will receive the equivalent in Shares. The Shares will be acquired by the Plan Agent for the participant's account by the purchase of outstanding shares on the open market on the New York Stock Exchange or elsewhere. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Shares, the average purchase price per Share paid by the Plan Agent may exceed the net asset value of the Fund's Shares, resulting in the acquisition of fewer Shares than if the dividend or distribution had been paid in Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Shares in the open market within 30 days of the dividend payment date. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases. Interest will not be paid on any uninvested cash payments. Dividends are expected to be paid monthly. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan, certificates for whole Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account; or if a participant so desires, the Plan Agent will sell his or her Shares in the Plan and send the proceeds to the participant, less brokerage commissions. The Plan Agent may charge a service fee for performing this service.

The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares received pursuant to the Plan.

In the case of stockholders such as banks, brokers, or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

The automatic reinvestment of dividends (including capital gains distributions) will not relieve participants of any income taxes that may be payable on such dividends.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200.

DIRECTORS

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

William J. Copeland

J. Christopher Donahue

James E. Dowd

Lawrence D. Ellis, M.D.

Edward L. Flaherty, Jr.

Peter E. Madden

Gregor F. Meyer

John E. Murray, Jr.

Wesley W. Posvar

Marjorie P. Smuts

OFFICERS

John F. Donahue

Chairman

Richard B. Fisher

President

J. Christopher Donahue

Executive Vice President

Edward C. Gonzales

Executive Vice President

John W. McGonigle

Executive Vice President, Treasurer, and Secretary

J. Crilley Kelly

Assistant Secretary

LIBERTY
TERM

TRUST, INC.

-- 1999

SEMI-ANNUAL REPORT

TO STOCKHOLDERS

JUNE 30, 1997

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Federated Investors

Federated Securities Corp., Distributor

Cusip 531282101

2080602 (8/97)

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